UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):        September 1, 2020

US XPRESS ENTERPRISES INC
(Exact name of registrant as specified in its charter)

Nevada	001-38528	62-1378182
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4080 Jenkins Road
Chattanooga, Tennessee	37421
(Address of Principal Executive Offices)	(Zip Code)

(423) 510-3000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	USX	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company
□  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standard provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 3, 2020, U.S. Xpress Enterprises, Inc., a Nevada corporation (the “Company”), announced the appointment of Matt Herndon to President of Dedicated Services, effective September 1, 2020. In association with Mr. Herndon’s appointment, he will no longer serve as the Company’s principal operating officer.

The Company also announced that Cameron Ramsdell, currently President of the Company’s digital fleet, Variant, will continue to be responsible for Variant while assuming responsibility for the remaining OTR fleet as well.

Item 7.01	Regulation FD Disclosure.

On September 3, 2020, the Company issued a press release announcing the management changes. A copy of the press release is attached to this report as Exhibit 99.
Item 9.01	Financial Statements and Exhibits.

	(d)	Exhibits.

	EXHIBIT NUMBER	EXHIBIT DESCRIPTION

	99	U.S. Xpress Enterprises, Inc. press release announcing the management changes.
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

The information contained in Items 7.01 and 9.01 of this report and the exhibit hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The information in Items 7.01 and 9.01 of this report may contain "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act and such statements are subject to the safe harbor created by those sections and the Private Securities Litigation Reform Act of 1995, as amended.  Such statements are made based on the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties.  Actual results or events may differ from those anticipated by forward-looking statements.  Please refer to the stockholder reports and filings with the Securities and Exchange Commission for information concerning risks, uncertainties, and other factors that may affect future results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. Xpress Enterprises, Inc.
(Registrant)

Date: September 3, 2020	By:	/s/ Eric A. Peterson
Eric A. Peterson
Chief Financial Officer and Treasurer